Exhibit 10.1

AMENDMENT NO. 4 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

AND OMNIBUS AMENDMENT TO GUARANTY AGREEMENTS

This Amendment No. 4 to the Amended and Restated Credit Agreement and Omnibus Amendment to Guaranty Agreements (this “Amendment No. 4”) dated as of April 19, 2013 (the “Amendment No. 4 Effective Date”) is entered into among Atlas Pipeline Partners, L.P., a Delaware limited partnership (the “Borrower”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Guarantors”), the Lenders signatory hereto and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and amends the Amended and Restated Credit Agreement dated as of July 27, 2007 and amended and restated as of December 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the Guarantors named therein, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower;

WHEREAS, Section 12.2 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that Atlas Pipeline Mid-Continent Holdings, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of the Borrower (“Buyer”), has entered into that certain Purchase and Sale Agreement dated as of April 16, 2013 and attached hereto as Exhibit A (such version, the “TEAK Acquisition Agreement” and, together with all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, the “TEAK Acquisition Documents”) among Buyer, TEAK Midstream Holdings, LLC, a Delaware limited liability company (“TEAK Seller”), and TEAK Midstream, L.L.C., a Delaware limited liability company (“TEAK Midstream”), pursuant to which Buyer will (a) directly (or indirectly through a wholly-owned Subsidiary of Buyer) acquire from TEAK Seller 100% of the outstanding Capital Stock in TEAK Midstream, and (b) indirectly acquire (x) 100% of the outstanding Capital Stock in TEAK Texana Processing Company LP, a Texas limited partnership, TEAK Texana Pipeline Company LLC, a Texas limited liability company, Texana Midstream Holding Company LP, a Texas limited partnership, Texana Gas Utility Company LP, a Texas limited partnership, TEAK Texana Transmission Company LP, a Texas limited partnership, and Texana Midstream Company LP, a Texas limited partnership (each of the foregoing, collectively with TEAK Midstream, the “TEAK Entity Credit Parties”), (y) all of the Pipeline Properties and other Property owned by the TEAK Entity Credit Parties including, without limitation, the Pipeline Properties and other Property listed on the disclosure schedules to the TEAK Acquisition Agreement that are owned by the TEAK Entity Credit Parties (the “TEAK Properties”) and (z) all of the outstanding Capital Stock owned by any TEAK Entity Credit Party in T2 Eagle Ford Gathering Company LLC, a Delaware limited liability company, T2 LaSalle Gathering Company LLC, a Delaware limited liability company, and T2 EF Cogeneration Holdings LLC, a Delaware limited liability company (collectively, the “TexStar JVs” and, such Capital Stock, collectively with the Capital Stock in the TEAK Entity Credit Parties and the TEAK Properties, the “TEAK Acquired Assets”). As used herein, the acquisition described in the immediately preceding sentence shall be referred to as the “TEAK Acquisition”;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as set forth herein;

WHEREAS, subject to certain conditions, the Lenders are willing to agree to the amendments set forth in Section 1 hereof relating to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Acquisition Period” shall mean a period elected by the Borrower commencing with the last day of the fiscal quarter in which any acquisition permitted under Section 9.3(f) (other than the Permitted TEAK Acquisition) with a purchase price in excess of $50,000,000 is consummated and ending on the earlier of (a) the last day of the third fiscal quarter following the fiscal quarter during which the relevant acquisition was consummated and (b) the date selected by the Borrower in its election to terminate such Acquisition Period; provided that (i) any election by the Borrower to commence or terminate any Acquisition Period must be made by delivering written notice thereof to the Administrative Agent on or prior to, (x) in the case of any election to commence an Acquisition Period, the last day of the fiscal quarter in which the relevant acquisition is consummated, or (y) in the case of any election to terminate an Acquisition Period, the last day of the fiscal quarter that would otherwise have been included in such Acquisition Period, (ii) once any Acquisition Period is in effect, the next Acquisition Period may not commence until the termination of such Acquisition Period then in effect, and (iii) the Borrower may not elect to have an Acquisition Period terminate prior to the last day of the third fiscal quarter following the fiscal quarter during which such relevant acquisition was consummated unless the (A) ratio of (1) Consolidated Funded Debt of the Borrower on such date to (2) Consolidated EBITDA of the Borrower for the most recent period of four (4) consecutive fiscal quarters for which financial statements are available does not exceed 5.00 to 1.00, and (B) no Default shall have occurred and be continuing.

“Adjusted Consolidated EBITDA” means, in the case of the last day of each Rolling Period, (a) Consolidated EBITDA for the four-fiscal quarter period then ending minus (b) Consolidated EBITDA attributable to the TEAK Entity Credit Parties for such period plus (c) Annualized TEAK Entity EBITDA for the applicable Rolling Period. All calculations of Adjusted Consolidated EBITDA and the components thereof shall be in form and substance reasonably acceptable to the Administrative Agent in its sole discretion.

“Amendment No. 4” means Amendment No. 4 to the Amended and Restated Credit Agreement and Omnibus Amendment to Guaranty Agreements dated as of April 19, 2013 among the Borrower, the Guarantors, the Administrative Agent and the Lenders.

“Amendment No. 4 Effective Date” means April 19, 2013.

“Annualized TEAK Entity EBITDA” means, (a) for the First Rolling Period, Consolidated EBITDA attributable to the TEAK Entity Credit Parties for the First Rolling Period multiplied by four, (b) for the Second Rolling Period, Consolidated EBITDA attributable to the TEAK Entity Credit Parties for the Second Rolling Period multiplied by two, and (c) for the Third Rolling Period, Consolidated EBITDA attributable to the TEAK Entity Credit Parties for the Third Rolling Period multiplied by four-thirds (4/3).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof), each as amended from time to time, and any successor statute, rule, regulation or order.

“Convertible Class D Preferred Units” means the Convertible Class D Preferred Units of Borrower as described and set forth in that certain Class D Preferred Unit Purchase Agreement between Borrower and the purchasers parties thereto dated April 16, 2013, including Exhibit D attached thereto, filed as an exhibit to Borrower’s Current Report on Form 8-K filed April 17, 2013.

“Excluded Swap Obligation” means, with respect to any Credit Party individually determined on a Credit Party by Credit Party basis, any Obligation in respect of any Hedging Agreement if, and solely to the extent that, all or a portion of the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Obligation in respect of any Hedging Agreement (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest becomes effective with respect to such related Obligation in respect of any Hedging Agreement.

“First Rolling Period” has the meaning given to such term in the definition of “Rolling Period”.

“Permitted TEAK Acquisition” means the TEAK Acquisition (as defined in Amendment No. 4), so long as the following criteria have been satisfied:

(a) the Administrative Agent shall have received (i) a certificate of a Responsible Officer of the Borrower certifying: (A) that the Buyer (as defined in Amendment No. 4) is directly or indirectly concurrently consummating the TEAK Acquisition and acquiring all of the TEAK Acquired Assets in accordance with the terms of the TEAK Acquisition Documents (as defined in Amendment No. 4), with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto and with no provision of such TEAK Acquisition Documents having been waived, amended, supplemented or otherwise modified in any manner that could reasonably be expected to be materially adverse to the interests of the Lenders (provided that any such amendment or modification that removes material assets from the TEAK Acquired Assets shall be deemed to be materially adverse to the interests of the Lenders); and (B) as to the final purchase price for the TEAK Acquired Assets after giving effect to all adjustments as of the closing date for the TEAK Acquisition and specifying, by category, the amount of such adjustment; (ii) original counterparts or copies, certified as true and complete by a Responsible Officer of the Borrower, of each of the TEAK Acquisition Documents; (iii) an updated Perfection Certificate (as defined in the Security Agreement) dated as of the closing date of the TEAK Acquisition, in form and detail reasonably acceptable to the Administrative Agent; (iv) evidence satisfactory to the Administrative Agent that (A) all Liens on the TEAK Acquired Assets (other than Liens permitted by Section 9.2) associated with any credit facilities and funded debt have been released or terminated, subject only to the filing of applicable terminations and releases, and (B) the TEAK Entity Credit Parties and the TexStar JVs have been released under any such credit facilities and with respect to any such funded debt, and all commitments of any lenders to the TEAK Entity Credit Parties and the Capital Stock owned by the TEAK Entity Credit Parties in the TexStar JVs under any such credit facilities have terminated; (v) all stock certificates (along with any associated stock powers duly executed in blank) in respect of the Capital Stock in the TEAK Entity Credit Parties and the TexStar JVs; and (vi) all Guaranty Agreements, Security Documents, joinder agreements, organizational documents, authorizing resolutions, legal opinions, officer’s certificates, incumbency certificates, certificates of good standing and foreign qualification and all other certificates, documents and information as the Administrative Agent may reasonably request, in each case in form and substance satisfactory to the Administrative Agent so that (A) (x) all of the TEAK Acquired Assets (excluding real property that would be subject to Section 7.8, but expressly including all of the Capital Stock in the TEAK Entity Credit Parties and the TexStar JVs owned by the Credit Parties) and (y) the Capital Stock in any wholly-owned Subsidiary of Buyer, if any, that is formed in connection with the TEAK Acquisition become subject to a first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Obligations, and (B) each of the TEAK Entity Credit Parties, and any wholly-owned Subsidiary of Buyer that is formed in connection with the TEAK Acquisition, becomes a Guarantor.

(b) the TEAK Acquisition shall have been consummated on or prior to August 15, 2013;

(c) the TEAK Acquisition is not a hostile or contested acquisition;

(d) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such acquisition and any Indebtedness incurred in connection therewith;

(e) no later than three (3) Business Days prior to the proposed closing date of the TEAK Acquisition, the Borrower shall have delivered to the Administrative Agent and the Lenders an Officer’s Compliance Certificate for the most recent fiscal quarter end preceding such TEAK Acquisition for which Financial Statements are available demonstrating, in form and substance reasonably satisfactory thereto, (i) compliance on a Pro Forma Basis (as of the date of the TEAK Acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) with each covenant contained in Article VIII and (ii) the Consolidated Funded Debt Ratio calculated on a Pro Forma Basis (as of the proposed closing date of the TEAK Acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) shall not exceed 5.50 to 1.00; and

(f) the Borrower shall have provided such other documents and other information as may be reasonably requested by the Administrative Agent or the Required Lenders (through the Administrative Agent) in connection with the TEAK Acquisition.

“Qualified ECP Guarantor” means, in respect of any Hedging Agreement, each Credit Party that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Swap Agreement becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Rolling Period” means (a) with respect to the last day of the fiscal quarter in which the Permitted TEAK Acquisition is consummated, such fiscal quarter (the “First Rolling Period”), (b) with respect to the last day of the first full fiscal quarter following the fiscal quarter in which the Permitted TEAK Acquisition is consummated, the period of two consecutive fiscal quarters ending on such day (the “Second Rolling Period”), and (c) with respect to the last day of the second full fiscal quarter following the fiscal quarter in which the Permitted TEAK Acquisition is consummated, the period of three consecutive fiscal quarters ending on such day (the “Third Rolling Period”).

“Second Rolling Period” has the meaning given to such term in the definition of “Rolling Period”.

“TEAK Acquired Assets” has the meaning given to such term in Amendment No. 4.

“TEAK Entity Credit Parties” has the meaning given such term in Amendment No. 4.

“TexStar JVs” means T2 Eagle Ford Gathering Company LLC, a Delaware limited liability company, T2 LaSalle Gathering Company LLC, a Delaware limited liability company, and T2 EF Cogeneration Holdings LLC, a Delaware limited liability company.

“Third Rolling Period” has the meaning given to such term in the definition of “Rolling Period”.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definitions of “Consolidated Funded Debt Ratio”, “Consolidated Senior Secured Funded Debt Ratio”, “Guarantors”, “Hedging Agreement”, “Obligations” and “Unrestricted Entity” in their entirety as follows:

“Consolidated Funded Debt Ratio” means, as of the end of any fiscal quarter, the ratio of (a) Consolidated Funded Debt of the Borrower on such date to (b) Consolidated EBITDA of the Borrower for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date (or, in the case of the last day of any Rolling Period, Adjusted Consolidated EBITDA).

“Consolidated Senior Secured Funded Debt Ratio” means, as of the end of any fiscal quarter, the ratio of (a) Consolidated Senior Secured Funded Debt on such date to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date (or, in the case of the last day of any Rolling Period, Adjusted Consolidated EBITDA).

“Guarantors” means, collectively, (i) each Consolidated Subsidiary of the Borrower other than the Anadarko JVs, the TexStar JVs and the Centrahoma JV (to the extent such Anadarko JV, such TexStar JV or the Centrahoma JV, as applicable, does not directly or indirectly guarantee the payment of any other Indebtedness of a Credit Party) and (ii) each Person that becomes a Guarantor pursuant to Section 7.12.

“Hedging Agreement” means any agreement with respect to any Interest Rate Contract, forward rate agreement, commodity swap, forward foreign exchange agreement, currency swap agreement, cross-currency rate swap agreement, currency option agreement or other agreement or arrangement designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act), all as amended, restated, supplemented or otherwise modified from time to time.

“Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations, (c) all Specified Hedge Obligations and (d) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties to the Secured Parties or the Administrative Agent, in each case under any Loan Document, with respect to any Loan or Letter of Credit of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note; provided that (i) the Specified Hedge Obligations shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed, (ii) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of the Specified Hedge Obligations, and (iii) solely with respect to any Guarantor that is not an “eligible contract participant” under and as defined in the Commodity Exchange Act, Excluded Swap Obligations of such Guarantor shall in any event be excluded from the “Obligations” owing by, or secured by the assets of, such Guarantor.

“Unrestricted Entity” means (a) Subsidiaries of the Borrower designated as “Unrestricted Entities” by the Borrower pursuant to Section 7.16, (b) Subsidiaries that are joint ventures in which a Credit Party has made an Investment under Section 9.3(j) on or after the Amendment No. 3 Effective Date, and (c) each Subsidiary of such Subsidiaries; provided that in no event may any Anadarko JV, any TexStar JV or the Centrahoma JV be an Unrestricted Entity.

(c) The definition of “Consolidated EBITDA” contained in Section 1.1 of the Credit Agreement is hereby amended to delete the reference to “any acquisition permitted by Section 9.3(f)” contained therein and to insert in lieu thereof a reference to “any acquisition permitted by Section 9.3(f) (other than the Permitted TEAK Acquisition)”.

(d) Clause (f) of the definition of “Permitted Acquisition” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(f) no later than three (3) Business Days prior to the proposed closing date of such acquisition, the Borrower shall have delivered to the Administrative Agent and the Lenders an Officer’s Compliance Certificate for the most recent fiscal quarter end preceding such acquisition for which Financial Statements are available demonstrating, in form and substance reasonably satisfactory thereto, (A) compliance on a Pro Forma Basis (as of the date of the acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) with each covenant contained in Article VIII and (B) the Consolidated Funded Debt Ratio calculated on a Pro Forma Basis (as of the proposed closing date of the acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) at least 0.25 below the applicable ratio set forth in Section 8.1 (provided, that, if the Borrower has delivered written notice electing to begin an Acquisition Period, the calculation of the Consolidated Funded Debt Ratio will be tested as if the Acquisition Period had been in effect as of the last day of the most recently ended fiscal quarter);

(e) Section 6.29 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section: “The Borrower is a Qualified ECP Guarantor”.

(f) A new Section 7.17 is hereby added to the Credit Agreement immediately following Section 7.16 thereof, which Section 7.17 shall read in full as follows:

SECTION 7.17. Commodity Exchange Act Keepwell Provisions. The Borrower hereby guarantees the payment and performance of all Obligations of each Credit Party (other than Borrower) and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Credit Party (other than the Borrower) in order for such Credit Party to honor its obligations under its respective Guaranty Agreement including obligations with respect to Hedging Agreements (provided, however, that the Borrower shall only be liable under this Section 7.17 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 7.17, or otherwise under this Agreement or any Loan Document, as it relates to such other Credit Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrower under this Section 7.17 shall remain in full force and effect until all Obligations are paid in full to the Lenders, the Administrative Agent and all other Secured Parties, and all of the Lenders’ Commitments are terminated. The Borrower intends that this Section 7.17 constitute, and this Section 7.17 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(g) Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 8.1 Consolidated Funded Debt Ratio. As of the last day of any fiscal quarter, permit the Consolidated Funded Debt Ratio to be greater than:

(a) for the last day of any fiscal quarter during an Acquisition Period, 5.50 to 1.00;

(b) for the last day of the fiscal quarter in which the TEAK Acquisition is consummated, 5.75 to 1.00;

(c) for the last day of the two fiscal quarters immediately following the fiscal quarter in which the TEAK Acquisition is consummated, 5.50 to 1.00; or

(d) for the last day of any other fiscal quarter, 5.00 to 1.00.

(h) Section 8.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 8.3 Interest Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date (or, in the case of the last day of any Rolling Period, Adjusted Consolidated EBITDA) to (b) Consolidated Interest Expense for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to be less than 2.50 to 1.00.

(i) Clause (q) of Section 9.1 of the Credit Agreement is hereby amended by deleting the reference to “senior or subordinated unsecured note offering” contained in such clause and inserting in lieu thereof a reference to “senior or subordinated unsecured note offering (or any unsecured bridge loan incurred in connection with or in lieu of any such senior or subordinated unsecured note offering)”.

(j) Section 9.2 of the Credit Agreement is hereby amended to add the following sentence immediately following the end of clause (s) thereof (which new sentence shall not be a part of clause (s) but instead shall qualify all of Section 9.2:

Notwithstanding anything to the contrary contained herein, in no event may any Liens permitted by this Section 9.2 (other than Liens securing the Obligations) attach at any time to any Property of any TexStar JV to the extent such Liens (x) secure debt for borrowed money or (y) would otherwise have been permitted solely by Section 9.2(s).

(k) Clause (a) of Section 9.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) (i) Investments existing on the Closing Date in Subsidiaries existing on the Closing Date, (ii) Investments existing on the Closing Date (other than Investments in Subsidiaries existing on the Closing Date) and described on Schedule 9.3 and (iii) Investments made after the Closing Date in the Borrower or any of the Guarantors, the Anadarko JVs, the TexStar JVs or the Centrahoma JV;

(l) Clauses (ii) and (iii) of Section 9.3(f) of the Credit Agreement are hereby amended and restated in their entirety as follows:

(ii) Permitted Acquisitions (other than, for clarity, the acquisitions of the Cardinal Acquired Assets and the TEAK Acquired Assets); and (iii) the Permitted Cardinal Acquisition and the Permitted TEAK Acquisition;

(m) Clause (c) of Section 9.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) any Consolidated Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) (provided that (x) if such disposition is by an Anadarko JV, such disposition may include a pro rata distribution of assets to the Class A member of such Anadarko JV, (y) if such disposition is by the Centrahoma JV, such disposition may include a pro rata distribution of assets to any member in the Centrahoma JV that is not a Credit Party, or (z) if such disposition is by a TexStar JV, such disposition may include a pro rata distribution of assets to any member in such TexStar JV that is not a Credit Party) to the Borrower or any Guarantor; provided that, with respect to any such disposition by any Non-Guarantor Subsidiary, the consideration for such disposition shall not exceed the fair value of such assets;

(n) Clause (e) of Section 9.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(e) the Anadarko JVs may make Restricted Payments as are required by the joint venture agreements of the Anadarko JVs as in effect on the date hereof, the Centrahoma JV may make Restricted Payments as are required by the joint venture agreement of the Centrahoma JV as in effect on the Amendment No. 3 Effective Date, and the TexStar JVs may make Restricted Payments as are required by the joint venture agreements of the TexStar JVs as in effect on the Amendment No. 4 Effective Date;

(o) Section 9.6 of the Credit Agreement is hereby amended by (i) deleting the reference to “and” at the end of clause (f) thereof, (ii) inserting “and” at the end of clause (g) thereof, and (iii) adding a new clause (h) to such Section immediately following clause (g) thereof, which new clause (h) shall read in full as follows:

(h) the Borrower may make Restricted Payments to holders of its Convertible Class D Preferred Units if the Minimum Liquidity, on a Pro Forma Basis, is greater than or equal to $50,000,000.

(p) A new Section 9.16 is hereby added to the Credit Agreement immediately following Section 9.15 thereof, which Section 9.16 shall read in full as follows:

SECTION 9.16 Non-ECP Credit Parties. The Borrower shall not permit any Credit Party that is not an “eligible contract participant”, as defined in the Commodities Exchange Act, to own, at any time, any Pipeline Properties or any Capital Stock in any Subsidiaries.

Section 4. Omnibus Amendment to Guaranty Agreements. Each Guaranty Agreement is hereby amended to add a new Section 4.15 to each Guaranty Agreement immediately following Section 4.14 thereof, which Section 4.15 shall read in full as follows:

SECTION 4.15 Commodity Exchange Act Keepwell Provisions. To the extent such Guarantor is a Qualified ECP Guarantor, each such Guarantor hereby guarantees the payment and performance of all Obligations of each other Credit Party and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party in order for such Credit Party to honor its Obligations with respect to Hedging Agreements, whether such Hedging Agreements are entered into directly by such Credit Party or are guaranteed under such Credit Party’s Guaranty Agreement, if applicable (provided, however, that such Guarantor shall only be liable under this Section 4.15 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 4.15, or otherwise under this Guaranty Agreement or any Loan Document, as it relates to such other Credit Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each such Guarantor under this Section 4.15 shall remain in full force and effect until all Obligations are paid in full to the Lenders, the Administrative Agent and all other Secured Parties, and all of the Lenders’ Commitments are terminated. Each such Guarantor intends that this Section 4.15 constitute, and this Section 4.15 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 5. Conditions Precedent to the Effectiveness of this Amendment No. 4.

(a) This Amendment No. 4 shall become effective as of the date hereof when, and only when, each of the following conditions precedent shall have been (or is or will be substantially concurrently therewith) satisfied:

(i) The Administrative Agent shall have received counterparts of this Amendment No. 4, duly executed by (A) the Borrower, (B) the Guarantors, (C) the Administrative Agent and (D) the Required Lenders; and

(ii) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Amendment No. 4 including, without limitation, a consent fee for the ratable account of the Consenting Lenders (defined below) in an amount equal to 12.5 basis points (0.125%) of the aggregate Revolving Credit Commitments (as in effect on the Amendment No. 4 Effective Date) of all of the Lenders that consent to and execute this Amendment No. 4 on or prior to the Amendment No. 4 Effective Date (the “Consenting Lenders”).

Section 6. Further Assurances. The Borrower shall deliver or shall cause the applicable Credit Party to deliver, to the Administrative Agent, at the applicable times required under the Credit Agreement including, without limitation, Section 7.8 thereof, with respect to the TEAK Properties, Mortgages, Security Documents, legal opinions, title information (including title searches and title policies), surveys, environmental reports, flood certificates, and all other certificates, documents and information as are reasonably requested by the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent.

Section 7. Representations and Warranties. On and as of the Amendment No. 4 Effective Date, after giving effect to this Amendment No. 4, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment No. 4 has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and the Credit Agreement, as amended by this Amendment No. 4, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(b) No Default or Event of Default under the Credit Agreement exists or is continuing or would exist immediately after giving effect to this Amendment No. 4.

(c) No consent, approval, authorization or offer of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment No. 4.

(d) The representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

Section 8. Reference to and Effect on the Loan Documents.

(a) As of the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 4 and the Credit Agreement shall be read together and construed as a single instrument.

(b) As of the Amendment No. 4 Effective Date, Borrower hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and acknowledges and agrees to be bound by all covenants, agreements and acknowledgments in the Credit Agreement and any other Loan Document and to perform all obligations and duties required of it by the Credit Agreement.

(c) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment No. 4 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e) This Amendment No. 4 shall constitute a Loan Document under the terms of the Credit Agreement.

Section 9. Acknowledgement of Lenders. The Lenders acknowledge that to the extent any senior notes or bridge notes are issued in accordance with Section 9.1(q) of the Credit Agreement to finance part of the TEAK Acquisition, no mandatory prepayment will be required to be made with the proceeds of such issuance under Section 2.6(a) of the Credit Agreement.

Section 10. Acknowledgement of Guarantors. The Guarantors acknowledge and consent to all terms and conditions of this Amendment No. 4 and agree that this Amendment No. 4 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents.

Section 11. Confirmation of Security Documents. The Borrower hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party. By its execution on the signature lines provided below, each of the Credit Parties hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, confirms that the Security Documents continue to grant valid Liens on the Collateral to the Collateral Agent for the benefit of the Secured Parties securing the Obligations, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 12. Execution in Counterparts. This Amendment No. 4 may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or other electronic transmission (i.e., “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment No. 4.

Section 13. Governing Law. This Amendment No. 4 shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction will be required thereby.

Section 14. Section Titles. The section titles contained in this Amendment No. 4 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub clause or subsection is a reference to such clause, sub clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 15. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 16. Severability. The fact that any term or provision of this Amendment No. 4 is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 17. Successors. The terms of this Amendment No. 4 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 18. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 4 OR ANY OTHER LOAN DOCUMENT.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:

ATLAS PIPELINE PARTNERS, L.P.

By: Atlas Pipeline Partners GP, LLC, its general partner

By:
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

GUARANTORS:

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.

By: Atlas Pipeline Partners GP, LLC, its general partner

By:
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

ATLAS PIPELINE TENNESSEE, LLC
APL LAUREL MOUNTAIN, LLC
ATLAS PIPELINE MID-CONTINENT HOLDINGS LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

ATLAS MIDKIFF, LLC
ATLAS CHANEY DELL, LLC
SLIDER WESTOK GATHERING, LLC
NOARK ENERGY SERVICES, L.L.C.
ATLAS PIPELINE MID-CONTINENT LLC
APL BARNETT, LLC
ATLAS PIPELINE NGL HOLDINGS, LLC
ATLAS PIPELINE NGL HOLDINGS II, LLC
APL ARKOMA HOLDINGS, LLC
APL GAS TREATING, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC
VELMA GAS PROCESSING COMPANY, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

PECOS PIPELINE LLC
TESUQUE PIPELINE, LLC

By:	APL Barnett, LLC, its sole member

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

APL ARKOMA, INC.

By:
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

APL ARKOMA MIDSTREAM, LLC

By:	APL Arkoma Holdings, LLC, its sole member

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:
	Name:	Jason M. Hicks
	Title:	Managing Director

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

CITIBANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

COMPASS BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

SUNTRUST BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

AMEGY BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

COMERICA BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

CADENCE BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

ONEWEST BANK, FSB, as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

REGIONS BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

SOVEREIGN BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

THE F&M BANK AND TRUST COMPANY, as a Lender

By:
Name:
Title:

SIGNATURE PAGE

AMENDMENT NO. 4 - ATLAS PIPELINE PARTNERS, L.P.

EXHIBIT A

TEAK ACQUISITION AGREEMENT

[attached]